UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2025

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland	20740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 7, 2025, IonQ, Inc., a Delaware corporation (the “Company”), Oxford Ionics Limited, a private limited company incorporated in England and Wales (“Oxford Ionics”), the Sellers (as defined in the Agreement) and Oxford Science Enterprises plc, solely in its capacity as the representative of the Sellers, entered into a Share Purchase Agreement (the “Agreement”) pursuant to which the Company has agreed to acquire all of the issued and outstanding shares of Oxford Ionics (the “Transaction”).

Pursuant to the terms of the Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Agreement, the aggregate consideration payable by the Company to the Sellers at the closing (the “Closing”) of the Transaction (the “Transaction Consideration”) shall consist of (1) a number of the Company’s common stock, par value $0.0001 per share (“Common Stock”) with a value of $1,065,000,000, subject to adjustment as described in the Agreement, plus (2) $10,000,000 in cash. The Transaction Consideration will be reduced by any leakage (other than customary permitted leakage exceptions) incurred by Oxford Ionics since April 30, 2025, as further described in the Agreement. The number of shares of Common Stock to be issued will not be less than 21,143,538 or more than 35,241,561. The final number of shares of Common Stock to be issued as Transaction Consideration will be calculated using the volume-weighted average price for shares of Common Stock for the 20 trading days immediately preceding, but not including, the third business day prior to the date of the Closing, but will not be more than $50.37 per share or less than $30.22 per share.

Under the Agreement, Dr. Chris Ballance and Dr. Thomas Harty (the “Founders”) will be subject to a lock-up with respect to a portion of the Common Stock received as Transaction Consideration, pursuant to which, subject to certain exceptions, the Founders may not sell or otherwise transfer the Common Stock they receive as Transaction Consideration, with each Founder agreeing not to transfer (i) more than 40% of the Common Stock received by such Founder at Closing prior to the one-year anniversary of the Closing; (ii) more than 52% of the Common Stock received by such Founder at Closing prior to the two-year anniversary of the Closing; (iii) more than 64% of the Common Stock received by such Founder prior to the three-year anniversary of the Closing; (iv) more than 76% of the Common Stock received by such Founder prior to the four-year anniversary of the Closing; and (v) more than 88% of the Common Stock received by such Founder prior to the five-year anniversary of the Closing. All of the Common Stock received by the Founders at Closing will be released from the lock-up upon the six-year anniversary of the Closing.

The Agreement contains customary representations, warranties, covenants and other obligations and rights of the parties thereto. The Agreement also specifies the treatment of outstanding Oxford Ionics options and equity awards in connection with the Transaction. The parties to the Agreement have also agreed to various customary covenants and agreements, including, among others, for Oxford Ionics to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Agreement and the Closing.

The completion of the Transaction is subject to the satisfaction of customary closing conditions, including, among other things, the absence of any governmental law or order that makes the Transaction illegal or otherwise prohibits or prevents its consummation; the obtainment, expiration, or termination (as applicable) of certain regulatory approvals imposed by governmental entities; the accuracy of the representations and warranties made by the parties to the Agreement (subject to customary materiality thresholds); no Material Adverse Effect has occured; and the authorization for listing of the Common Stock to be issued pursuant to the Agreement on the New York Stock Exchange.

The Agreement may be terminated under certain circumstances, including, but not limited to, by mutual written agreement of the Company and Oxford Ionics, and, subject to certain conditions, if the Closing shall not have occurred by March 7, 2026.

The foregoing description of the Transaction and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been filed to provide investors and security holders with information regarding its terms. The Agreement is not intended to provide any other factual or financial information about the Company, Oxford Ionics or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that Agreement and as of specific dates; were solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Oxford Ionics or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the shares of Common Stock to be issued as consideration for the Transaction is incorporated herein by reference. The securities will be issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by Section 4(a)(2) of the Securities Act and Regulation D and Regulation S promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure.

On June 9, 2025, the Company issued a press release announcing its entry into the Agreement. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of June 7, 2025, by and among IonQ, Inc., Oxford Ionics Limited, the Sellers (as defined therein), and Oxford Science Enterprises plc, solely in its capacity as the as the representative of the Sellers*.

99.1	Press Release, dated June 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date: June 9, 2025	By:	/s/ Stacey Giamalis
Stacey Giamalis
Chief Legal Officer and Corporate Secretary